AEMETIS

Aemetis, Inc. – Eric McAfee, Chairman/CEO
Leading the Production of Below Zero Carbon Intensity Renewable Natural Gas and Renewable Fuels

Credit Suisse Energy Conference

March 1-3, 2021

Disclaimer

This presentation contains forward-looking statements, including statements regarding our assumptions, projections, expectations, targets, intentions or beliefs about future events or other statements that are not historical facts. Forward-looking statements in this presentation include, without limitation, statements relating to our five-year growth plan, future growth in revenue, net income and adjusted EBITDA, the market size for our products, expansion into new markets, our ability to commercialize and scale licensed patented technology, the ability to obtain sufficiently low Carbon Intensity scores to achieve below zero carbon intensity transportation fuels, the development of the Aemetis Biogas Central California Dairy Project, the development of the Aemetis Carbon Zero 1 plant at the Riverbank site, the upgrades to the Aemetis Keyes ethanol plant, and the ability to access the funding required to execute on project construction and operations. Words or phrases such as "anticipates," "may," "will," "should," "believes," "estimates," "expects," "intends," "plans," "predicts," "projects," "showing signs," "targets," "will likely result," "will continue," "enable" or similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on current assumptions and predictions and are subject to numerous risks and uncertainties. Actual results or events could differ materially from those set forth or implied by such forward-looking statements and related assumptions due to certain factors, including, without limitation, competition in the ethanol, biodiesel and other industries in which we operate, commodity market risks including those that may result from current weather conditions, financial market risks, customer adoption, counter-party risks, risks associated with changes to federal policy or regulation, and other risks detailed in our reports filed with the Securities and Exchange Commission (the "SEC"), including our Annual Report on Form 10-K for the year ended December 31, 2019, and in our subsequent filings with the SEC. We are not obligated, and do not intend, to update any of these forward-looking statements at any time unless an update is required by applicable securities laws.

Non-GAAP Financial Information

We have provided non-GAAP measures as a supplement to financial results based on GAAP. A reconciliation of the non-GAAP measures to the most directly comparable GAAP measures is included in the accompanying supplemental data. Adjusted EBITDA is defined as net income/(loss) plus (to the extent deducted in calculating such net income) interest expense, loss on extinguishment, income tax expense, intangible and other amortization expense, accretion expense, depreciation expense, and share-based compensation expense.

Adjusted EBITDA is not calculated in accordance with GAAP and should not be considered as an alternative to net income/(loss), operating income or any other performance measures derived in accordance with GAAP or to cash flows from operating, investing or financing activities as an indicator of cash flows or as a measure of liquidity. Adjusted EBITDA is presented solely as a supplemental disclosure because management believes that it is a useful performance measure that is widely used within the industry in which we operate. In addition, management uses Adjusted EBITDA for reviewing financial results and for budgeting and planning purposes. EBITDA measures are not calculated in the same manner by all companies and, accordingly, may not be an appropriate measure for comparison.

Aemetis Overview

Aemetis means “One Prudent Wisdom”

Ae means One in Scottish. In Greek, Metis is the prudent mother of Athena (goddess of wisdom).

Mission

Replace high carbon intensity petroleum products with “Below Zero” renewable fuels and byproducts to reverse Climate Change caused by greenhouse gases warming our planet.

Strategy

Lead the renewable fuels industry transition to Below Zero Carbon Intensity inputs from non-food, low cost agricultural and forest waste sources to maximize California Low Carbon Fuel Standard (LCFS), US Renewable Fuel Standard (RFS), and IRS 45Q credit values.



Fig 1. Total Credits and Deficits (MT)
for All Fuels Reported Q1 2011 - Q3 2020
Metric Tons (MT)
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
0
Credits
Deficits
Cummulative Bank

Aemetis Overview

Company:

- Founded 2006 in Cupertino, CA by former co-founder of $1.6 billion revenues Pacific Ethanol (Nasdaq: ALTO)
- $200 million revenues (2019) with $300 million of assets (build cost)
- **Experts in building and operating Low and "Below Zero" Carbon Intensity (CI) renewable fuels projects**
- **Adopting new technology to upgrade ethanol plant in California to reduce carbon intensity and input costs and to significantly increase value of biofuels**

Projects:

- **Built, operating and now expanding -416 carbon intensity Dairy RNG project that replaces petroleum diesel**
- **Building 45 mgy "Carbon Zero" renewable diesel/jet fuel plants in California using negative CI hydrogen**
- Own, operating and upgrading 65 mgy biofuels plant in California to increase LCFS, RFS and 45Q values
- Built, operating and expanding 50 mgy low carbon biofuels plant in India using low CI feedstocks





Aemetis Overview

- **Below Zero Carbon Renewable Natural Gas and Biofuels Projects**
  - ***Dairy Renewable Natural Gas (dRNG) Project*** in Central California to produce RNG with carbon intensity of -416 under California LCFS program
    - Phase I **Completed**: Two dairy digesters, 4 mile pipeline, biogas boiler
    - Phase II: 15 digesters, 30 mile pipeline, gas cleanup, utility, RNG station
    - Phase III: 35 digesters, pipeline, gas cleanup, utility pipeline injection
  - ***"Carbon Zero" Renewable Jet/Diesel Plants using Cellulosic Hydrogen***
    - 45 million gallon renewable jet and diesel fuel plant using below zero carbon intensity cellulosic hydrogen at former Army Ammunition Plant in Riverbank, CA with planned plant expansion on the 142 acre site
- **Upgrading Existing Biofuels Plants to Reduce Carbon Intensity**
  - ***65 million gallon California Ethanol Plant*** in Keyes, California
    - 65 million gallon per year ethanol, animal feed and distillers corn oil
    - Upgrades: Solar array with battery storage, Mitsubishi ZEBREX ceramic dehydration unit, Mechanical Vapor Recompression, heat exchangers
  - ***50 million gallon India Distilled Biodiesel Plant*** on East Coast of India
    - **Completed** upgrades to 50 million gallon per year capacity distilled biodiesel and refined glycerin facility with waste oil feedstock unit to supply India govt requirement for 1 billion gpy growth from current 250 mgy industry capacity

Key Facts *as of February 2021*	
Symbol	NasdaqGM: AMTX
Revenue	$202 million (2019)
Market Cap	$225 million
Project Investment	$302 million (build cost)
Senior Debt	$190 million
EB-5 Sub-Debt	$39 million received (1% avg interest rate) $172 million of additional EB-5 funding is approved at <1% interest rate

Below Zero Carbon Intensity Market Opportunity

- **RNG at -416 Carbon Intensity generates revenues of $137 per MMBTU (at $200 LCFS and $2.60 D3 RIN)**
- **Cellulosic Hydrogen to be used in Aemetis "Carbon Zero" jet/diesel plants is estimated -80 Carbon Intensity compared to +170 CI Hydrogen from petroleum natural gas used by almost all renewable jet/diesel plants**
- Federal and California low carbon renewable fuel standards require oil refiners and other obligated parties to blend increasing amounts of renewable fuels into transportation fuel sold in the United States.
- Renewable fuels with below zero carbon intensity, such as dairy biogas and cellulosic biofuels from orchard waste, generate more revenues than traditional renewable fuels which have higher carbon intensity.
- The 2007 Federal Energy Independence and Security Act states military, economic and environmental reasons for increasing renewable fuels to 36 billion gallons per year in the US.
- **Aemetis uses local, non-food, negative carbon Hydrogen and dairy RNG from captured methane via our pipeline.**



Below Zero CI Biofuels and Dairy Renewable Gas (D3)
Higher Value Fuel (Lower Carbon)
Biodiesel (D4)
Below Zero Carbon Cellulosic Ethanol and Renewable Natural Gas
Advanced Biofuels (D5)
Biodiesel and renewable diesel 50% carbon reduction
Ethanol (D6)
Sugarcane ethanol, renewable heating oil 50% carbon reduction
Lower Value Fuel (Higher Carbon)
Traditional corn ethanol 30% carbon reduction

Economic incentives created by state and federal regulatory frameworks support the production of renewable natural gas and advanced biofuels from non-food feedstocks by providing valuable renewable fuel credits known as California LCFS credits and federal RINs. Oregon and other states are now adopting the California carbon reduction program.

Highly Experienced Management and Board of Directors



Eric McAfee - Chairman of the Board and CEO

- Founder of *Aemetis (NASDAQ: AMTX)* and co-founder of $1.6 billion revenues *Alto Ingredients (NASDAQ: ALTO)*
- Founding shareholder of oil production company *Evolution Petroleum (NYSE: EPM)*
- Founded eight public companies and funded twenty-five private companies as principal investor



Todd Waltz - EVP and CFO

- Joined Aemetis in 2007
- Served in senior financial management roles with Apple for 12 years
- Ernst & Young CPA



Andy Foster - EVP and President, Aemetis Advanced Fuels

- Joined Aemetis in 2006
- Senior executive at three Silicon Valley tech companies
- Served in the George H.W. Bush White House (1989-1992) as Associate Director of the Office of Political Affairs
- Deputy Chief of Staff for Illinois Governor Edgar for five years



Sanjeev Gupta - EVP and President, Aemetis International

- Joined Aemetis in 2007
- Previously head of petrochemical trading company with $250 million of annual revenue and offices on several continents

Board of Directors

Lydia Beebe – Former 38 years at Chevron, including Senior Chevron Corporate Officer for 20 years
John Block – Former U.S. Secretary of Agriculture from 1981-86 under President Reagan
Fran Barton - Former CFO of five high tech companies with revenues more than $1 billion
Naomi Boness, PhD – Head of Stanford Univ Natural Gas Initiative; former Chevron project planning and strategy

Our highly experienced management team and board of directors have extensive industry knowledge, regulatory relationships, project development and operational experience.

Aemetis Projected Revenue Growth by Business Unit [1]



$1,200.0
$1,000.0
$800.0
$600.0
$400.0
$200.0
$0.0
35% CAGR REVENUES
$238M
$333M
$507M
$783M
$1.07B
2021
2022
2023
2024
2025
California Ethanol
India Biodiesel
Dairy RNG
Jet/Diesel with Below Zero CI Hydrogen

1. The information on this slide constitutes forward-looking statements as described on slide 2 of this presentation. All Revenues, Net Income, and Adjusted EBITDA projections are subject to change and based upon current expectations.

Aemetis Projected EBITDA Growth by Business Unit [1]



$400.0
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
109% CAGR EBITDA
$8M
$55M
$124M
$214M
$325M
2021
2022
2023
2024
2025
California Ethanol
India Biodiesel
Dairy RNG
Jet/Diesel with Below Zero Cellulosic H2

1. The information on this slide constitutes forward-looking statements as described on slide 2 of this presentation. All Revenues, Net Income, and Adjusted EBITDA projections are subject to change and based upon current expectations.

Revenue and Adjusted EBITDA Growth Plan

Projected Consolidated Revenues, Net Income and EBITDA Summary[1]

Revenues (millions)	2021	2022	2023	2024	2025
California Ethanol	$175.0	$178.9	$185.6	$193.8	$201.0
India Biodiesel	52.1	95.6	115.8	182.5	225.0
Dairy RNG	8.9	55.2	95.8	134.8	175.5
Jet/Diesel with Below Zero CI Hydrogen	2.6	3.5	110.1	272.3	467.1
Corporate	-	-	-	-	-
Total Revenues	**$238.6**	**$333.2**	**$507.4**	**$783.3**	**$1,068.6**
Net Income (in millions)	**2021**	**2022**	**2023**	**2024**	**2025**
California Ethanol Plant	(21.7)	(13.1)	(4.6)	8.0	16.4
India Biodiesel Plant	3.8	4.5	4.1	9.3	20.7
Dairy Biogas System	(10.1)	24.3	52.1	78.2	135.5
Carbon Zero' Jet/Diesel Cellulosic H2 Plant	(0.6)	(0.5)	5.3	21.4	63.4
Corporate	(11.7)	(12.8)	(14.1)	(14.4)	(16.3)
Total Net Income	**($40.2)**	**$2.5**	**$42.9**	**$102.4**	**$219.8**
Adjusted EBITDA (millions)	**2021**	**2022**	**2023**	**2024**	**2025**
California Ethanol	$6.4	$12.8	$18.8	$24.3	$30.0
India Biodiesel	4.1	8.3	10.3	17.2	31.6
Dairy RNG	4.1	43.1	75.6	107.6	141.4
Jet/Diesel with Below Zero Cellulosic H2	(0.5)	(0.5)	29.6	77.1	136.5
Corporate	(6.1)	(8.2)	(10.3)	(12.4)	(14.2)
Total Adjusted EBITDA	**$8.0**	**$55.5**	**$124.0**	**$213.7**	**$325.3**

1. The information on this slide constitutes forward-looking statements as described on slide 2 of this presentation. All Revenues, Net Income, and Adjusted EBITDA projections are subject to change and based upon current expectations.

Plan for Revenue and Earnings Growth: Below Zero CI Dairy RNG Project

Aemetis Dairy RNG Digesters, Pipeline, Gas Cleanup and Utility Interconnection Project

Constructing biomethane digesters at dairies connected by pipeline to a gas cleanup and compression facility at existing Aemetis ethanol plant to collect dairy biogas and produce Renewable Natural Gas (RNG) to displace diesel.

Products and Key Markets

- Carbon intensity negative 416
- Biogas used by ethanol plant monetizes LCFS value
- RNG sales to local trucking customers via onsite station
- RNG sold into natural gas pipeline
- May be converted to Electricity for EV and hybrid vehicles

Growth

- Two digesters and 4-mile pipeline completed Q3 2020
- 15 new dairy digesters and 30+ mile pipeline expected in Q2 2022
- Planned Expansion to 50+ dairies (1,200 dairies in CA) and $100+ million annual cash flow with 25 year agmts
- Ethanol plant supplies about 80 dairies with animal feed

Dairy Digester Planned Expansion



Aemetis Ethanol Plant
Completed Dairy Digesters
Denair
Pipeline
Pipeline
99
165
Phase 2 Dairy Digesters
Delhi
Hilmar
Stomar

2 –> 2020YE

17 –> 2022YE

52 –> 2025YE

Sustainable Advantage in Below Zero Carbon Intensity Dairy RNG

- Aemetis has established a **significant competitive advantage with -416 CI dairy Renewable Natural Gas in CA**
  - California passed Senate Bill 1383 to cause dairies to capture methane from dairy waste lagoons or buy LCFS credits to offset methane emissions
    - About 1,200 dairies with 1.7 million cows in California (Wisconsin ranks 2nd with 1.2 million cows)
    - 25% of methane emissions in California are emitted from dairy lagoons
- **Existing Aemetis 65 million gallon ethanol plant supplies** about 2 million pounds per day of **animal feed to about 120,000 dairy cows at approximately 80 dairies in the Central Valley** near the Keyes plant
- Aemetis Biogas funds, builds, owns, operates and **generates RNG project revenues immediately by using biogas in the Aemetis ethanol plant as soon as production begins, without waiting for permitting and construction of RNG gas cleanup hub and utility pipeline interconnection**
  - Dairies sign 25 year supply and lease agreements with Aemetis Biogas at fixed rates
  - $6 million average capex cost per dairy for digester, H2S removal unit, pressurized pipeline, biogas cleanup, compression, and utility pipeline interconnection
  - Aemetis Biogas Phase I and II with 17 dairies is expected to **produce 450,000 MMBTU of dRNG per year**
- **Strong relationships with dairies for feed supply enabled Aemetis to sign 17 dairy participation agreements for waste feedstock for RNG production and land lease for digesters in about a year and obtain $23 million of grants** from CDFA, CEC and PG&E for the 17-dairy Phase I and II expected to be built and operating Q2 2022
- Credibility and previous work with County and State permitting agencies enabled Aemetis to build Phase I with 2 dairy digesters, pipeline and Keyes plant biogas unit in only 1 year (compared to up to five years for digesters by other CA developers) – **CEQA approval has been obtained for entire 35 mile pipeline of Phase II**
  - **Having the trust of the dairy owner is the key to rapid growth in dairy RNG**, since a 25 year supply contract and land lease is a substantial relationship commitment by the dairy owner

Plan for Revenue and Earnings Growth: Below Zero CI Dairy RNG Project

$102 million dRNG Project Funding Plan for Phase I (Completed) and Phase II

- Automatically-redeemed preferred equity for $30 million (already funded)
- $23 million of California grants awarded for digesters, gas cleanup and interconnect to utility pipeline
- Grant for RNG dispensing station at Keyes plant
- USDA Renewable Energy for America Program (REAP) $75 million US govt guaranteed loan (pending)

Ongoing dRNG Project Funding Plan

- $60 million yearly projected revenues from Phase I+II generates $40+ million annual EBITDA to fund USDA or tax-free financing for additional 10 dairies per year through year 2025 (and continuing thereafter)



"Carbon Zero" Renewable Jet/Diesel Plants using Cellulosic Hydrogen

Feedstock | **Gasification** | **Syngas to Hydrogen**





Feedstock
Electricity
Byproduct
PREGASIFIER
PLASMA PROCESS VESSEL
THERMAL RESIDENCE CHAMBER
Syngas

Syngas converted to -80 Below Zero CI Cellulosic Hydrogen

Biomass Feedstock (Negative CI)
- ***Orchard Wood Waste***
- ***Vineyard Wood Waste***
- ***Forest Waste (CI varies)***

Non-Edible Oils
- ***Distillers Corn Oil***
- ***Tallow***
- ***Camelina/Carinata***

Hydroprocessing of non-edible Oils

Jet and Renewable Diesel

"Carbon Zero" Renewable Jet/Diesel Plants with Cellulosic Hydrogen

Projected Income Statement for Carbon Zero Plants[1]

	2021	2022	2023	2024	2025
Operating Plant Capacity (mgy)	-	-	23	56	90
(Amounts in millions)					
Revenue	**$2.6**	**$3.5**	**$110.1**	**$272.3**	**$467.1**
COGS	2.6	3.4	85.5	209.2	354.0
SG&A	0.6	0.5	1.3	1.7	1.7
Net Income	$ (0.6)	$ (0.5)	$5.3	$21.4	$63.4
Adjusted EBITDA	**$ (0.5)**	**$ (0.5)**	**$29.6**	**$77.1**	**$136.5**

Construction of the Aemetis "Carbon Zero" Renewable Jet/Diesel Plants with Cellulosic Hydrogen implement patented technologies to produce high value, low carbon renewable fuels.

1. The information on this slide constitutes forward-looking statements as described on slide 2 of this presentation. All Revenues, Net Income, and Adjusted EBITDA projections are subject to change and based upon current expectations.

USDA 9003 $125 million Loan for Riverbank Cellulosic Biofuels Plant

USDA Loan Overview

- Cellulosic biofuels project uses gasification of Below Zero Carbon Intensity waste orchard wood feedstock to produce biofuel
- USDA guarantees $125 million bank loan with 80% Loan Guarantee

Project Milestones

- Environmental Assessment Complete
- 20-year Feedstock Contracts Complete
- Integrated Demonstration Unit operated for 120 days
- Bank Approved Financial Model Complete
- CEQA Complete
- USDA Conditional Commitment Letter Complete



Meeting with USDA Secretary Tom Vilsack, Aemetis CEO Eric McAfee and board member Jack Block (former USDA Secretary under President Reagan)

Local Millions of Tons of Below Zero Carbon Intensity Feedstock

Biomass-to-Energy Plants Closing in California

- Biomass to energy plant decreased from 33 plant to 5 operating plants
- Unable to compete with subsidized solar and wind energy

More than 1 million acres of Almonds in California

- 2+ million tons/year of Ag Waste that is usually burned in the field
- Almond Growers pay for orchard removal
- **Negative 100 Carbon Intensity expected**



Tons Projected in San Joaquin County:
12200 (2017)
18200 (2018)
20580 (2019)
24760 (2020)
San Joaquin County
Tons Projected in Stanislaus County:
48980 (2017)
41960 (2018)
91980 (2019)
84240 (2020)
Riverbank Site
Stanislaus County
Merced County
Tons Projected in Merced County:
40000 (2017)
29480 (2018)
76820 (2019)
85140 (2020)
San Francisco
San José
Santa Cruz
Salinas
Fresno

Field Burning Increasing without Market for Waste Wood



Emissions (Tons per Day)
25
20
15
10
5
0
1998-2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
Forecasted
NOx and PM2.5 Ag Burn Emissions



Sacramento
Santa Rosa
San Francisco
San Jose
Salinas
Monterey
Fresno
CALIFORNIA
Visalia
50 Mile Radius
100 Mile Radius

Source: San Joaquin Valley Air Control District Emergency Meeting on Open Burning November 2017

UC Davis Feedstock Study Results



Acres Harvested and Projected
Harvested (1,000 Acres)
Almond
Projected Almond
Walnut
Walnut Projected
1,600
1,400
1,200
1,000
800
600
400
200
0
1960
1970
1980
1990
2000
2010
2020
2030
2040



Gross Biomass Totals (2016)
Biomass (1,000 BDT)
Total
Almond Biomass
Walnut Biomass
Pistachio Shells
1,600
1,400
1,200
1,000
800
600
400
200
0
0
50
100
150
200
250
Miles from Facility



Thousand Tons Burned
1000
900
800
700
600
500
400
300
200
100
0
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

Study Conclusions

- Confirmed air emissions assumptions for carbon intensity score under LCFS
- Confirmed biomass growth and availability
- Projected feedstock pricing
- 20-year guaranteed supply due to lifecycle of trees

Below Zero Carbon Intensity Feedstock Contract Complete

- Negative carbon intensity feedstock supply agreement with known amount of supply over 20 years signed with the largest almond wood and walnut wood processor in the world
- Signed 130,000 ton per year supply agreement for $15 per ton orchard waste wood
- 20 year agreement with 10 year initial term and renewal for 10 additional years
- Price escalator increases price by $1-2/BDT per year to fund trucking costs



Aemetis Feedstock Purchase Agreement

This Feedstock Purchase Agreement (the "**Agreement**") is made and entered into as of July 27, 2017 ("**Effective Date**"), by and between G&F AG Service, Inc., with place of business at 21399 S. Carrolton Ave., Ripon, CA 95366 ("Seller"), to sell and deliver, and Aemetis Advanced Products Keyes, Inc., a Delaware corporation having a place of business at 20400 Stevens Creek Boulevard, Suite 700, Cupertino, California 95014 ("Buyer") to purchase and receive Feedstock under the following terms and conditions. The Seller and the Buyer are the parties to this Agreement (the "Parties").

The Parties hereby agree as follows:

1. Feedstock: "Feedstock" has the meaning set forth in Exhibit A and as more fully described in Exhibit C hereto. The Seller hereby agrees to deliver to Buyer ten thousand Bone Dry Tons (10,000 BDT) monthly during the duration of this Agreement (the "Feedstock Tons"). Buyer shall provide thirty (30) days prior written notice to Seller before the first delivery of Feedstock by Seller to Buyer. Buyer shall thereafter have the right to increase or decrease the daily deliveries of Feedstock at any time upon five (5) days prior written notice, not to exceed the Feedstock Tons per month and not to be less than 2,000 Bone Dry Tons per month. At the election of Buyer, Feedstock deliveries shall be to facilities in or near five (5) miles from Modesto, California.
2. Price: The base price ("Base Price") for Feedstock shall be fifteen dollars per Bone Dry Ton ($15.00/BDT) delivered FOB Buyer's plant. Buyer shall pay for the delivered Feedstock by the 25th day of the month after the month of delivery.
3. Delivery: Seller shall deliver to Buyer the Feedstock as defined in Exhibit A attached to this Agreement. Buyer shall receive Feedstock deliveries Monday through Saturday between 6:00 AM and 6:00 PM, but reserves the right to modify delivery hours as it deems necessary. Feedstock shall be delivered to Aemetis Advanced Products Keyes, Inc. at 5300 Claus Road, Riverbank, California 95357 or another facility within five (5) miles of Modesto, California, as directed by the Buyer.
4. Term: The Term of this Agreement ("Term") is for twenty (20) years from the date of first delivery of Feedstock, as described in and subject to the attached Exhibit B - Terms & Conditions which are hereby made a part of this Agreement as if fully set forth herein.
5. Title and Warranty: Seller warrants and represents that it shall have legal title to all Feedstock sold to Buyer hereunder, and that the Feedstock shall be produced and transported in accordance with all applicable laws and regulations. Buyer reserves the right to reject any Feedstock delivery which does not meet the Feedstock specifications in Exhibit A of this Agreement or is deemed unsafe for unloading ("Unacceptable Feedstock").
   a. Insurance: Seller shall maintain workers' compensation, property damage, and liability insurance, and shall cause its transportation contractor(s) to maintain truck insurance, as required by law.
   b. Title: Title and risk of loss of Feedstock shall pass to Buyer upon delivery F.O.B. Buyers facilities.

Riverbank, California Site

- Former Army Ammunition Plant
- 142 acres of industrial and commercial land
- 710,000 s.f. of buildings
- Railroad with 120 car storage
- 100% low carbon hydroelectric power with onsite substation
- Air emissions permits from former operations
- Feedstock storage areas adjacent to plant


RIVERBANK





Riverbank: Aemetis Awarded Exclusive Right to Acquire Site

City of Riverbank

Local Redevelopment Authority

March 28, 2018

VIA EMAIL
Mr. Jeff Welch
AEMETIS, Inc.

Dear Jeff:

On behalf of the City of Riverbank Local Redevelopment Authority ("LRA"), I am pleased to inform you that at their March 27th City Council/LRA meeting, the LRA Board decided to commence exclusive master developer negotiations with the AEMETIS team in accordance with Section 5.3 of the Request for Proposals for Master Developer Services at the Riverbank Industrial Complex.

- Existing 55-year lease is signed, enabling full project development
- Final Master Developer Agreement expected to be signed Q2 2021
- Aemetis purchase of the 142 acre Riverbank site included in MDA

InEnTec Gasifier Produces Negative CI Cellulosic Hydrogen



MASTER PURCHASE AND SALE AGREEMENT

This Master Purchase and Sale Agreement (this "***Agreement***") is entered effective as of May 23, 2017, (the "***Effective Date***") by and between InEnTec Inc., a Delaware corporation ("***InEnTec***" or "***Seller***"), and Aemetis, Inc., a Nevada corporation listed on NASDAQ under symbol AMTX ("***Aemetis***" or "***Buyer***"). InEnTec and Aemetis are each referred to in this Agreement as a ***Party*** and collectively as ***Parties***.

WHEREAS, Buyer intends to deploy InEnTec's gasification technology combined with LanzaTech fermentation technology to produce primarily renewable ethanol as well as hydrogen and byproducts including animal feed, glass, and electrical power; and,

WHEREAS, InEnTec is the exclusive provider of its patented and proprietary gasification technology and equipment and related engineering;

THEREFORE, the Parties hereby agree as follows:

1. **Aemetis Purchase Right**. Subject to all provisions of this Agreement, during the term hereof, Aemetis shall have the right to purchase G550 gasifiers from InEnTec, including all future improvements or replacements to such model of gasifier.

2. **Purchase Agreements**.

2.1 For any purchase of equipment by Aemetis from InEnTec, InEnTec and Aemetis shall enter into an Equipment Purchase and Sale Agreement substantially in the form attached as Exhibit A ("***Purchase Agreement***"). Either Party may request deviations from the form for any reasons (e.g., based on project specific factors or implementation experience), but each Party's consent to such deviations shall be in their sole discretion.

2.2 Once signed, each respective Purchase Agreement becomes the complete definitive document applicable to that particular sale and purchase of equipment, and this Agreement shall have no force or effect with respect to that transaction.

2.3 Aemetis may designate a subsidiary that is both Aemetis-controlled and Aemetis majority-owned to be the counter-party of InEnTec on any individual Purchase Agreement, provided, however, that no Seller Competitor has any ownership or control, directly or indirectly, in any such designated subsidiary. Aemetis shall identify the ownership interests to InEnTec prior to executing each Purchase Agreement. Aemetis hereby unconditionally, jointly, and severally guarantees the performance of the subsidiary (and any assignee or transferee) of all obligations owed to InEnTec pursuant to such Purchase Agreement.

2.4 Each individual Purchase Agreement shall be limited to facilities using LanzaTech or other fermentation technologies with the primary product being Ethanol. The "Licensed Field" definition in Section C1 of the Purchase Agreement shall be adjusted in each case so that the allowed feedstock quantity of certain materials is limited to no more than 100 tons per day of hazardous waste and up to 500 tons per day of municipal solid waste and/or

- 1 -




WASTE FEED MATERIALS
✓ Biomass
✓ Municipal Solid Waste
✓ Industrial Waste
✓ Medical Waste
✓ Hazardous Waste
✓ Radioactive
✓ Petroleum Products
ENERGY PRODUCTS
✓ Fuel Gas
✓ Power
✓ Hydrogen
✓ Liquid Fuels
BENEFICIAL BYPRODUCTS
✓ Metals Recovery
✓ Vitrified Glass

"Carbon Zero" Renewable Jet/Diesel and Cellulosic Biofuels Site Layout



N

1. Lease Boundary
2. Emergency Flare
3. Cooling Tower
4. Receiving Baghouse
5. Dryer RTO
6. Boiler
7. Distribution Baghouse
8. Thermal Oxidizer
9. Diesel Genset
10. WWTP Standby Flare
11. Firewater Pump Engine
12. Nearest Businesses
13. Nearest Residences
14. Connect/Disconnect
15. Denaturant Tank
16. Pre-cleanup Syngas
17. Post Cleanup Syngas

[1] Subject to revision pursuant to project development and permitting requirements

Plan for Revenue and Earnings Growth: California Ethanol Plant





Ethanol Plant Upgrades	
High Grade Sanitizer Alcohol (2020-21)	15 million gallons
Solar Array with Battery for Zero CI Electricity (2021)	Zero carbon electricity
Mechanical Vapor Recompression to reduce Natgas by 60%+ (2022)	Natgas -> Power

Reduce Carbon Intensity
GREET Pathway Carbon Intensity score (2019)
Constructed CO_2 plant to earn cash and tax credits (2020) from CO_2 in food production
Installing ZEBREX™ Mitsubishi membrane dehydration system to reduce natural gas use by 20% (2021)

- Reduced natural gas and electricity costs creates $8 million of Projected EBITDA per year
- Reduced carbon intensity under LCFS generates $15 million of Projected EBITDA

India Biodiesel/Glycerin Plant Fully Upgraded and Operational






BIO DIESEL



- India Govt purchase tender recently issued for $900 million of biodiesel to implement National Biofuels Policy goal of 1.25 billion gallons per year

Aemetis Below Zero Carbon Intensity in the Leading LCFS, RFS and IRS Fuels


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Ethanol
Biomethane
Fossil Natural Gas
Electricity
Biodiesel
Renewable Diesel
Other (Hydrogen, Renewable Naphtha, Propane, Innovative Crude & Low Complexity / Low Energy Use Refining, etc.)
[2019 Low Complexity/Low Energy Use Refinery credits are not included].

Fig 2. Credit Percentage by Fuel
Q1 2011 - Q3 2020

- **Aemetis is the leading Pure-Play, Diversified, Below Zero Carbon dRNG and Low Carbon Renewable Fuels Producer in the Public Markets**
- **Adopting new technology to upgrade ethanol plant in California to reduce carbon intensity and input costs to significantly increase the value of biofuels by maximizing LCFS/RFS/IRS Values:**
  - Dairy RNG with –416 Carbon Intensity replaces petro diesel fuel and powers Electric Vehicles
  - Aemetis “Carbon Zero” Biofuel Plants designed to generate negative CI Renewable Hydrogen to produce Renewable Jet/Diesel fuels and cellulosic sugars for Aemetis ethanol plants


AEMETIS
Aemetis, Inc.
Eric McAfee, Chairman/CEO
eric.mcafee@aemetis.com

Appendix A – Net Income to EBITDA Reconciliation

Projected Consolidated Net Income to Adjusted EBITDA Reconciliation [1]

Net Income to EBITDA (millions)	2021	2022	2023	2024	2025
Net income	(40.2)	$2.5	$42.9	$102.4	$219.8
Depreciation	5.7	7.9	16.2	26.4	35.8
Stock compensation	0.9	0.7	0.7	0.7	0.7
Service stock	0.0	0.0	0.0	0.0	0.0
Interest income	0.0	0.0	0.0	0.0	0.0
Interest, amortization and accretion	41.6	42.9	62.8	81.1	62.0
Income taxes	0.0	1.4	1.4	3.1	7.0
Adjusted EBITDA	**$8.0**	**$55.5**	**$124.0**	**$213.7**	**$325.3**

1. The information on this slide constitutes forward-looking statements as described on slide 2 of this presentation. All Revenues, Net Income, and Adjusted EBITDA projections are subject to change and based upon current expectations.